UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2015

COMSTOCK MINING INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-35200	65-0955118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1200 American Flat Road, Virginia City, Nevada 89440
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: 775-847-5272
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 7, 2015, Comstock Mining Inc. (the “Company”) held its annual meeting of stockholders. During this meeting, stockholders of the Company were asked to consider and vote upon three proposals: (1) election of the five nominees set forth in the 2015 Proxy Statement to the Board of Directors, (2) ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015and (3) approval of a non-binding advisory resolution approving the compensation of the Company’s named executive officers.

As of the record date for the Annual Meeting, March 19, 2015, there were 89,800,513 shares of common stock and 48,598 shares of preferred stock outstanding and entitled to vote. Each share of preferred stock outstanding on the record date entitled the holder thereof to one vote for each share of common stock into which such preferred stock may have been converted to on the record date, except for shares of Series A-1 Convertible Preferred Stock held by John V. Winfield and certain entities affiliated with Mr. Winfield, which entitled the holders thereof to five votes for each share of common stock into which such preferred stock may have been converted to on the record date. Of the shares of common stock and preferred stock outstanding on the record date, the holders of common stock and/or preferred stock entitled to vote with respect to 256,725,662 shares of common stock were represented in person or by proxy at the annual meeting. For each proposal, the results of the shareholder voting were as follows:

1. Election of directors. All of the nominees for directors were elected to serve for a term which expires at the annual meeting of stockholders in 2016, by the votes set forth in the table below.

Nominee	Voted For	Withheld
John V. Winfield	225,978,633	5,950,302
Corrado De Gasperis	225,920,448	6,008,487
Daniel W. Kappes	224,074,121	7,854,814
William J. Nance	226,086,143	5,842,792
Robert A. Reseigh	224,055,361	7,873,574
There were 24,796,727 broker non-votes received for each nominee.

2. Ratification of appointment of independent registered public accounting firm. The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31,2015 was ratified by the stockholders by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
255,881,740	807,740	36,182	0
The proposal to ratify the appointment of Deloitte & Touche LLP was a routine matter and, therefore, there were no broker non-votes relating to this matter.

3. Advisory vote on executive compensation. The stockholders approved on a non-binding advisory basis the compensation of the Company’s named executive officers by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
228,602,332	1,156,334	1,866,469	25,100,527

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK MINING INC.

Date: May 7, 2015	By:	/s/ Corrado De Gasperis
Corrado De Gasperis Chief Executive Officer and President